Ivy Funds

Supplement dated April 10, 2020 to the Ivy Funds Prospectus

dated January 31, 2020

as supplemented March 13, 2020, March 19, 2020 and April 1, 2020

The following replaces the "Ivy Cash Management Fund — Principal Investment Risks — Interest Rate Risk" section on page 74:

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund's securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security's price. Thus, the sensitivity of the Fund's debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Fund's exposure to risks associated with rising rates. During periods of low short-term interest rates, the Fund may not be able to maintain a positive yield or may not be able to pay Fund expenses out of current income without impairing the Fund's ability to maintain a stable NAV. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally. Changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates.

The following is added as a new section immediately following the "Ivy Cash Management Fund

— Principal Investment Risks — Money Market Fund Regulatory Risk" section on page 75:

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance.

The following is added as a new section immediately following the "Ivy Cash Management Fund

— Principal Investment Risks — Reinvestment Risk" section on page 75:

U.S. Government Securities Risk. Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

The following replaces the "Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Cash Management Fund — Principal Risks" and "— Non Principal Risks" sections on page 97:

Principal Risks. An investment in Ivy Cash Management Fund is subject to various risks, including the following:

Amortized Cost Risk

Company Risk

Credit Risk

Fixed-Income Market Risk

Income Risk

Interest Rate Risk

Management Risk

Money Market Fund Regulatory Risk

Redemption Risk

Reinvestment Risk

U.S. Government Securities Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Cash Management Fund may be subject to other, non-principal risks, including the following:

Foreign Exposure Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

The following replaces the first two paragraphs of the "Additional Information about Principal Investment Strategies, Other Investments and Risks — Defining Risks — Interest Rate Risk" section on page 106:

Interest Rate Risk — The value of a debt security, mortgage-backed security or other fixed- income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase a Fund's exposure to risks associated with rising rates. During periods of low short-term interest rates, Ivy Cash Management Fund may not be able to maintain a positive yield or may not be able to pay Fund expenses out of current income without impairing such Fund's ability to maintain a stable NAV.

A Fund (other than Ivy Cash Management Fund) may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range again eight additional times since then, most recently in December 2018, prior to lowering the rate three times in 2019. In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.